UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


            Date of Report (Date of earliest reported): June 27, 2003



                               GLOBAL AXCESS CORP.
               (Exact name of registrant as specified in charter)



   Nevada                            000-17874                 88-0199674
  (State or other jurisdiction     (Commission               (IRS Employer
   of incorporation)               File Number)              Identification No.)



224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida             32082
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (904) 280-3950

ITEM 4. Change in Registrant's Certifying Accountant

     On June 27, 2003, Global Axcess Corp., a Nevada corporation (the "Company"), notified L.L. Bradford & Company, LLC ("Bradford"), its independent public accountants, that the Company was terminating its services, effective as of that date. On June 27, 2003, the Company engaged Weinberg & Company, P.A. as its principal independent accountant. This decision to dismiss Bradford and engage Weinberg & Company, P.A. was taken upon the unanimous approval of the Board of Directors of the Registrant.


     During the last two fiscal years ended December 31, 2002 and December 31, 2001 and through June 27, 2003, (i) there were no disagreements between the Company and Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Bradford would have caused Bradford to make reference to the matter in its reports on the Company's financial statements, and (ii) Bradford's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion. During the last two most recent fiscal years ended December 31, 2002 and December 31, 2001 and through June 27, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.


     During the two most recent fiscal years and through June 27, 2003, the Company has not consulted with Weinberg & Company, P.A. regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Weinberg & Company, P.A. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Bradford furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated June 30, 2003, is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 7. Financial Statements and Exhibits

          1.   Letter from L.L. Bradford & Company, LLC, dated June 30,2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GLOBAL AXCESS CORP.



Date:  June 30, 2003                             /s/David J. Surette
                                                ---------------------------
                                                David J. Surette
                                                Chief Financial Officer

                  [Letterhead for L.L. Bradford & Company, LLC]



June 30, 2003


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Global Axcess Corp's Form 8-K dated June 27, 2003, and we agree with the statements made therein.

Yours truly,

/s/ L.L. Bradford & Company, LLC

L.L. Bradford & Company, LLC